Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE	Media contact:
November 15, 2017	Bob Varettoni
908-559-6388
robert.a.varettoni@verizon.com

Verizon announces private exchange offers / consent solicitations for 18 series of notes open to certain investors

NEW YORK – Verizon Communications Inc. (“Verizon”) (NYSE, NASDAQ: VZ) today announced the commencement of offers to exchange (the “Exchange Offers”), on behalf of certain of its wholly-owned subsidiaries, any and all of the outstanding series of notes listed below (the “Old Notes”) for specified series of newly issued debt securities of Verizon (collectively, the “New Notes”) (and additional cash amounts for certain series of Old Notes) on the terms and subject to the conditions set forth in the Exchange Offer and Consent Solicitation Statement dated November 15, 2017 (the “Exchange Offer and Consent Solicitation Statement” and, together with the accompanying letter of transmittal and eligibility letter, the “Offer Documents”). Concurrently with the Exchange Offers, Verizon, on behalf of such subsidiaries, is soliciting consents (the “Consent Solicitations”) to the proposed amendments (the “Proposed Amendments”) to the indentures governing the Old Notes (the “Existing Indentures”) in order to, among other things, eliminate certain of the restrictive covenants contained therein, on the terms and subject to the conditions set forth in the Offer Documents. If an Eligible Holder (as defined below) validly tenders Old Notes in an Exchange Offer, such Eligible Holder will be deemed to deliver its consent, with respect to the principal amount of such tendered Old Notes, to the Proposed Amendments. Eligible Holders may neither deliver their consents in a particular Consent Solicitation without tendering Old Notes in the related Exchange Offer, nor may they tender Old Notes in a particular Exchange Offer without delivering their consents with respect to such Old Notes in the related Consent Solicitation. The completion of any Exchange Offer is not conditioned on the receipt of the requisite consents in the related Consent Solicitation.

Only holders who have duly completed and returned an eligibility letter (which can be accessed at the following link: http://gbsc-usa.com/eligibility/verizon) certifying that they are either (1) “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or (2) non-“U.S. persons” (as defined in Rule 902 under the Securities Act) located outside of the United States and who are “Non-U.S. qualified offerees” (as defined in the eligibility letter) are authorized to receive the Exchange Offer and Consent Solicitation Statement and to participate in the Exchange Offers and Consent Solicitations (each such holder, an “Eligible Holder”).

Verizon today also announced the commencement of separate cash tender offers, for its own account and on behalf of certain of its wholly-owned subsidiaries, to purchase 31 series of outstanding notes, including the Old Notes, and consent solicitations for 19 series of outstanding notes, including the Old Notes, on the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation Statement dated November 15, 2017. Consents delivered for a series of Old Notes in connection with the Exchange Offers will be cumulated with the consents delivered for such series of Old Notes in connection with the separate cash tender offers. The cash tender offers and consent solicitations are separate and distinct from the Exchange Offers and Consent Solicitations, and neither the Exchange Offers and Consent Solicitations nor the separate cash tender offers and consent solicitations are conditioned upon the consummation of the other such offer.

The Exchange Offers and Consent Solicitations will each expire at 11:59 p.m. (New York City time) on December 13, 2017 unless extended or earlier terminated by Verizon (such date and time with respect to an Exchange Offer and Consent Solicitation, as the same may be extended with respect to such Exchange Offer and Consent Solicitation, the “Expiration Date”). To be eligible to receive the Total Consideration (as defined below), which includes the Early Participation Payment (as defined below), Eligible Holders must validly tender their Old Notes at or prior to 5:00 p.m. (New York City time) on November 29, 2017 unless extended or earlier terminated (such date and time with respect to an Exchange Offer and Consent Solicitation, as the same may be extended with respect to such Exchange Offer and Consent Solicitation, the “Early Participation Date”). The applicable “Total Consideration” payable by Verizon for each $1,000 principal amount of Old Notes that are validly tendered at or prior to the applicable Early Participation Date and accepted by Verizon will consist of (i) the principal amount of the applicable series of New Notes equal to the applicable New Notes Consideration as set forth in the tables below under the heading “New Notes Consideration” (which amounts are inclusive of the Early Participation Payment) (the “New Notes Consideration”), and (ii) in the case of the Adjusted Notes only, the applicable Cash Amount (as defined below) in cash. The “Early Participation Payment” for each series of Old Notes validly tendered at or prior to the applicable Early Participation Date is equal to $50 principal amount of the applicable series of New Notes for each $1,000 principal amount of such Old Notes.

Eligible Holders who validly tender their Old Notes after the applicable Early Participation Date, but at or prior to the applicable Expiration Date, will be eligible to receive consideration (the “Exchange Consideration”) for any such series accepted, which will consist, for each $1,000 principal amount of such Old Notes validly tendered and accepted for exchange by Verizon, of (i) the principal amount of the applicable series of New Notes equal to the applicable New Notes Consideration, minus the Early Participation Payment and (ii) in the case of the Adjusted Notes (as defined below) only, the applicable Cash Amount in cash. All Eligible Holders whose Old Notes (and related consents) are accepted in an Exchange Offer and Consent Solicitation will receive a cash payment equal to accrued and unpaid interest on such Old Notes to, but not including, the Settlement Date (as defined below) (the “Accrued Coupon Payment”) in addition to their Total Consideration or Exchange Consideration, as applicable. There is no separate consent payment for the Consent Solicitations.

Promptly after the Expiration Date, Verizon will issue a press release specifying, among other things, the aggregate principal amount of Old Notes accepted in each Exchange Offer and Consent Solicitation.

Old Notes may be validly withdrawn (and related consents may be validly revoked) at any time at or prior to the earlier of (i) 5:00 p.m. (New York City time) on November 29, 2017, unless extended with respect to any Exchange Offer and Consent Solicitation, or (ii) the effectiveness of the supplemental indentures to the corresponding Existing Indentures implementing the applicable Proposed Amendments (such date and time with respect to an Exchange Offer and Consent Solicitation, as the same may be extended with respect to such Exchange Offer and Consent Solicitation, the “Withdrawal and Revocation Date”), but not thereafter.

The Offers are subject to the terms and conditions described in the Exchange Offer and Consent Solicitation Statement, including the “Minimum Issue Condition,” pursuant to which, at the applicable Expiration Date, the aggregate principal amount of New Notes to be issued on the Settlement Date pursuant to the Exchange Offers must be at least $75 million with respect to the New Notes due 2022 (as defined below), or $100 million with respect to the New Notes due 2029 and the New Notes due 2032 (each as defined below). Verizon reserves the right, subject to applicable law, to waive any and all conditions to any Exchange Offer and Consent Solicitation.

On the terms and subject to the conditions set forth in the Exchange Offer and Consent Solicitation Statement, Verizon is offering to exchange the following outstanding securities for the consideration described below:

Offers to Exchange Any and All of the Outstanding Notes Listed Below

for New 8.000% Notes due 2022 Issued by Verizon Communications Inc. (the “New Notes due 2022”):

				Composition of Total Consideration
CUSIP Number	Subsidiary Issuer(1)	Title of Security	Principal Amount Outstanding	New Notes Consideration(2)	Cash Amount (for the Adjusted Notes Only)(3)
645767AY0	Verizon New Jersey Inc.	8.000% Debentures due 2022	$111,392,000	$1,000	N/A
362320AT0	GTE LLC	8.750% Debentures due 2021*	$192,879,000	$1,002	N/A
165087AN7	Verizon Virginia LLC	7.875% Debentures due 2022	$56,009,000	$980	N/A

Offers to Exchange Any and All of the Outstanding Notes Listed Below

for New 6.800% Notes due 2029 Issued by Verizon Communications Inc. (the “New Notes due 2029”):

				Composition of Total Consideration
CUSIP Number	Subsidiary Issuer(1)	Title of Security	Principal Amount Outstanding	New Notes Consideration(2)	Cash Amount (for the Adjusted Notes Only)(3)
020039AJ2	Alltel Corporation	6.800% Debentures due 2029	$138,677,000	$1,000	N/A
362320BA0	GTE LLC	6.940% Debentures due 2028†	$315,309,000	$826	$208
650094CJ2	Verizon New York Inc.	6.500% Debentures due 2028	$69,404,000	$960	N/A
07786DAA4	Verizon Pennsylvania LLC	6.000% Debentures due 2028†	$55,875,000	$777	$195
165087AL1	Verizon Virginia LLC	8.375% Debentures due 2029†	$9,031,000	$984	$159
165069AP0	Verizon Maryland LLC	8.000% Debentures due 2029*†	$27,358,000	$962	$153
078167AZ6	Verizon Pennsylvania LLC	8.350% Debentures due 2030†	$31,343,000	$1,029	$119
165069AQ8	Verizon Maryland LLC	8.300% Debentures due 2031*†	$21,314,000	$1,047	$99
078167BA0	Verizon Pennsylvania LLC	8.750% Debentures due 2031†	$36,009,000	$1,085	$99
252759AM7	Verizon Delaware LLC	8.625% Debentures due 2031†	$2,381,000	$1,086	$89

Offers to Exchange Any and All of the Outstanding Notes Listed Below

for New 7.875% Notes due 2032 Issued by Verizon Communications Inc. (the “New Notes due 2032”):

				Composition of Total Consideration
CUSIP Number	Subsidiary Issuer(1)	Title of Security	Principal Amount Outstanding	New Notes Consideration(2)	Cash Amount (for the Adjusted Notes Only)(3)
020039DC4	Alltel Corporation	7.875% Senior Notes due 2032	$173,779,000	$1,000	N/A
645767AW4	Verizon New Jersey Inc.	7.850% Debentures due 2029*	$51,335,000	$962	N/A
644239AY1	Verizon New England Inc.	7.875% Debentures due 2029*	$145,697,000	$964	N/A
92344XAB5	Verizon New York Inc.	7.375% Debentures due 2032	$201,579,000	$946	N/A
92344WAB7	Verizon Maryland LLC	5.125% Debentures due 2033†	$152,911,000	$568	$289

(1)	See Annex A of the Exchange Offer and Consent Solicitation Statement for a list of original issuers, as applicable.
(2)	The principal amount of the specified series of New Notes payable, as part of the Total Consideration, for Old Notes validly tendered at or prior to the Early Participation Date for each $1,000 principal amount of Old Notes accepted for exchange, which amount includes the applicable Early Participation Payment of $50 principal amount of such series of New Notes. Eligible Holders who validly tender Old Notes of any particular series after the Early Participation Date, but at or prior to the Expiration Date, will receive the Exchange Consideration, which will consist of (i) the principal amount of the applicable series of New Notes equal to the applicable New Notes Consideration set forth above, minus the Early Participation Payment, and (ii) for the Adjusted Notes only, the Cash Amount. In addition to the applicable Total Consideration or Exchange Consideration, Eligible Holders whose Old Notes are accepted for exchange will be paid the applicable Accrued Coupon Payment in cash. The Accrued Coupon Payment in respect of Old Notes accepted for exchange will be calculated in accordance with the terms of such Old Notes. Interest will cease to accrue on the Settlement Date for all Old Notes accepted in the Exchange Offers and Consent Solicitations. There is no separate consent payment for the Consent Solicitations.
(3)	For Adjusted Notes only, the cash payment payable as part of the Total Consideration or Exchange Consideration, as applicable, equal to the amount shown in this column (the “Cash Amount”) for each $1,000 principal amount of Old Notes accepted for exchange.
*	Denotes a series of Old Notes, a portion of which is held in physical certificated form (such portion, the “Certificated Notes”) and is not held through The Depository Trust Company (“DTC”). Such Certificated Notes may only be tendered in accordance with the terms and conditions of the accompanying Letter of Transmittal (as defined in the Exchange Offer and Consent Solicitation Statement). With respect to the Certificated Notes, all references to the Exchange Offer and Consent Solicitation Statement herein shall also include the Letter of Transmittal.
†	Denotes a series of Old Notes for which the specified Cash Amount will be paid (the “Adjusted Notes”) as a component of the Total Consideration or Exchange Consideration, as applicable.

When submitting a tender of Old Notes, an Eligible Holder must elect, in the event the Minimum Issue Condition with respect to the applicable series of New Notes is not satisfied or waived by Verizon (and the applicable Total Consideration or Exchange Consideration is not payable to such Eligible Holder), to (i) receive cash (the “Cash Consideration”) in an amount determined using the formula and fixed spread set forth in the Exchange Offer and Consent Solicitation Statement, based on the formula and fixed spread used in the concurrent cash tender offers (the “Cash Reversion Option”), in which case the related consents will remain validly delivered, or (ii) have its Old Notes returned, in which case the related consents shall be deemed revoked. In the event an Eligible Holder fails to make an election and the Minimum Issue Condition is not satisfied or waived by Verizon, such holder will be deemed to elect the Cash Reversion Option. There is no cap on the amount of Cash Consideration payable by Verizon pursuant to the Exchange Offers and Consent Solicitations.

The “Settlement Date,” if any, is the date on which Verizon will settle all Old Notes validly tendered and accepted for exchange (or accepted for purchase pursuant to the Cash Reversion Option, if applicable), subject to all conditions having been satisfied or waived by Verizon. The Settlement Date is expected to be the second business day following the applicable Expiration Date, unless extended with respect to any Exchange Offer and Consent Solicitation.

The New Notes due 2022 will mature on June 1, 2022, the New Notes due 2029 will mature on May 1, 2029 and the New Notes due 2032 will mature on July 1, 2032. Verizon will pay interest on the New Notes due 2022 at the rate of 8.000% per annum on June 1 and December 1 of each year, commencing June 1, 2018, to holders of record at the close of business on the preceding May 15 or November 15 as applicable. Verizon will pay interest on the New Notes due 2029 at the rate of 6.800% per annum on May 1 and November 1 of each year, commencing May 1, 2018, to holders of record at the close of business on the preceding April 15 and October 15, as applicable. Verizon will pay interest on the New Notes due 2032 at the rate of 7.875% per annum on January 1 and July 1 of each year, commencing January 1, 2018, to holders of record at the close of business on the preceding December 15 or June 15, as applicable.

If and when issued, the New Notes will not be registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. Verizon will enter into a registration rights agreement with respect to the New Notes.

Global Bondholder Services Corporation will act as the Exchange Agent and Information Agent for the Exchange Offers and Consent Solicitations. Questions or requests for assistance related to the Exchange Offers and Consent Solicitations, including for assistance in completing an eligibility letter, or for additional copies of the Offer Documents may be directed to Global Bondholder Services Corporation at (866) 470-3800 (toll free) or (212) 430-3774 (collect). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers and Consent Solicitations.

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If Verizon terminates any Exchange Offer and Consent Solicitation with respect to one or more series of Old Notes, it will give prompt notice to the Exchange Agent or Information Agent, as applicable, and all Old Notes tendered pursuant to such terminated Exchange Offer and Consent Solicitation will be returned promptly to the tendering holders thereof. With effect from such termination, any Old Notes blocked in DTC will be released.

Eligible Holders are advised to check with any bank, securities broker or other intermediary through which they hold Old Notes as to when such intermediary would need to receive instructions from a beneficial owner in order for that holder to be able to participate in, or withdraw their instruction to participate in, the Exchange Offers and Consent Solicitations before the deadlines specified herein and in the Offer Documents. The deadlines set by any such intermediary and DTC for the submission and withdrawal of tender instructions will be earlier than the relevant deadlines specified herein and in the Offer Documents.

This announcement is for informational purposes only. This announcement is not an offer to purchase or a solicitation of an offer to purchase any Old Notes. The Exchange Offers and Consent Solicitations are being made solely pursuant to the Offer Documents. The Exchange Offers and Consent Solicitations are not being made to holders of Old Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Exchange Offers and Consent Solicitations to be made by a licensed broker or dealer, the Exchange Offers and Consent Solicitations will be deemed to be made on behalf of Verizon by the dealer managers or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

This communication has not been approved by an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA”). Accordingly, this communication is not being distributed to, and must not be passed on to, persons within the United Kingdom save in circumstances where section 21(1) of the FSMA does not apply.

In particular, this communication is only addressed to and directed at: (A) any Member State of the European Economic Area and (B) (i) persons that are outside the United Kingdom or (ii) persons in the United Kingdom falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Financial Promotion Order”)) or within Article 43 of the Financial Promotion Order, or to other persons to whom it may otherwise lawfully be communicated by virtue of an exemption to Section 21(1) of the FSMA or otherwise in circumstances where it does not apply (such persons together being “relevant persons”). The New Notes are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such New Notes will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on the Offering Memorandum or any of its contents.

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Cautionary Statement Regarding Forward-Looking Statements

In this communication we have made forward-looking statements. These forward-looking statements are not historical facts, but only predictions and generally can be identified by use of statements that include phrases such as “will,” “may,” “should,” “continue,” “anticipate,” “believe,” “expect,” “plan,” “appear,” “project,” “estimate,” “intend,” or other words or phrases of similar import. Similarly, statements that describe our objectives, plans or goals also are forward-looking statements. These forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Factors that could materially affect these forward-looking statements can be found in our periodic reports filed with the SEC. Eligible holders are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements included in this press release are made only as of the date of this press release, and we undertake no obligation to update publicly these forward-looking statements to reflect new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events might or might not occur. We cannot assure you that projected results or events will be achieved.